SUPPLEMENT TO THE SPARTAN(registered trademark) U.S. TREASURY MONEY MARKET FUND, SPARTAN(registered trademark) U.S. GOVERNMENT MONEY MARKET FUND AND SPARTAN(registered trademark) MONEY MARKET FUND
FUNDS OF FIDELITY HEREFORD STREET TRUST
JUNE 19, 1997
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "CONTRACTS WITH FMR AFFILIATES" SECTION ON PAGE 22.
Each fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities and Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.